Exhibit 10.40

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

CONVERTIBLE PROMISSORY NOTE

Effective Date: June 30, 2021	U.S. $975,000.00

FOR VALUE RECEIVED, HUMBL, Inc., a Delaware corporation (“Borrower”), promises to pay to the order of Kevin Childress, or his assigns (“Lender”), $975,000.00 and any interest accrued hereunder on the date that is eighteen (18) months from the Effective Date (the “Maturity Date”) in accordance with the terms set forth herein and to pay interest on the outstanding balance at the rate of five percent (5%) per annum from the Effective Date until the same is paid in full. This Convertible Promissory Note (this “Note”) is issued and made effective as of June 30, 2021 (the “Effective Date”). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.

1. Payment; Prepayment.

1.1. Payment. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address or bank account furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal.

1.2. Prepayment. Borrower shall not have the right to prepay any portion of the outstanding balance without Lender’s prior written consent, which Lender may provide in its sole discretion.

2. Security. This Note is unsecured.

3. Lender Optional Conversion.

3.1. Conversions. Lender has the right at any time after the twelve (12) month anniversary of the Effective Date (the “Initial Conversion Date”) until the outstanding balance has been paid in full, at its election, to convert (“Conversion”) all or any portion of the outstanding balance into shares (“Conversion Shares”) of fully paid and non-assessable common stock, $0.00001 par value per share (“Common Stock”), of Borrower as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Conversion Price (as defined below). Conversion notices in the form attached hereto as Exhibit A (each, a “Conversion Notice”) may be delivered from time to time by Lender to Borrower after the Initial Conversion Date, and all Conversions shall be cashless and not require further payment from Lender. Borrower shall deliver the Conversion Shares from any Conversion to Lender in accordance with Section 7 below.

3.2. Conversion Price. The price at which Lender has the right to convert all or any portion of the outstanding balance into Common Stock is $1.20 per share of Common Stock (the “Conversion Price”). The Conversion Price will automatically be adjusted in the event Borrower consummates a stock split, stock combination or other similar change to the number of outstanding shares of Common Stock.

3.3. Securities Laws

(a) No Shell Company. Borrower represents and warrants to Lender that Borrower (including its predecessor, Tesoro Enterprises, Inc.) is not and has never been a “shell company” (as that term is defined in SEC Rule 144(i)(1)(i)-(ii)).

(b) Registration Statement. Borrower shall file a Form S-1 registration statement with the SEC no later than ninety (90) days from the Effective Date (the “Registration Statement”).

(c) Reports Under Exchange Act. With a view to making available to Lender the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit Lender to sell Conversion Shares to the public without registration, Borrower shall:

(i) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the Registration Statement;

(ii) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Borrower under the Securities Act and the Exchange Act (at any time after Borrower has become subject to such reporting requirements); and

(iii) furnish to Lender, forthwith upon request (A) to the extent accurate, a written statement by Borrower that it has complied with the reporting requirements of SEC Rule 144 (at any time after the Initial Conversion Date), the Securities Act, and the Exchange Act (at any time after Borrower has become subject to such reporting requirements); and (B) such other information as may be reasonably requested in availing Borrower of any rule or regulation of the SEC that permits the selling of any Conversion Shares without registration (at any time after Borrower has become subject to the reporting requirements under the Exchange Act).

4. Defaults and Remedies.

4.1. Defaults. Except as otherwise provided in Section 4.3, the following are events of default under this Note (each, an “Event of Default”): (a) Borrower fails to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; (b) Borrower fails to deliver any Conversion Shares in accordance with the terms hereof; (c) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; (d) Borrower makes a general assignment for the benefit of creditors; (e) Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (f) an involuntary bankruptcy proceeding is commenced or filed against Borrower. Notwithstanding the foregoing, the occurrence of any of the foregoing events will not be considered an Event of Default unless Borrower fails to cure such event within ten (10) Trading Days of delivery of written notice from Lender to the address set forth below Borrower’s signature (but only if such event is capable of being cured during such period of time).

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4.2. Remedies. Following an Event of Default, Lender may accelerate this Note by written notice to Borrower with the outstanding balance becoming immediately due and payable. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver Conversion Shares upon Conversion of the Note as required pursuant to the terms hereof.

4.3. Breach of Section 3.3. In the event Borrower breaches any representation, warranty or obligation under Section 3.3, and as a result of such breach, Lender does not qualify to sell any or all of the Conversion Shares without registration pursuant to SEC Rule 144 at any time on or after the Initial Conversion Date, then until the earlier of the Maturity Date or such time that Lender qualifies to sell all of the Conversion Shares without registration pursuant to SEC Rule 144, Lender may by written notice to Borrower immediately declare default under this Note. Upon such default under this Note, the Special Default Payment shall be immediately due and payable. The “Special Default Payment” shall be an amount of cash equal to (i) the number of Conversion Shares, multiplied by (ii) the Borrower Common Stock VWAP as of the date of such written notice to Borrower declaring default under this Note pursuant to this Section 4.3.

5. Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Conversions called for herein in accordance with the terms of this Note.

6. Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

7. Method of Conversion Share Delivery. On or before the close of business on the seventh (7th) Trading Day following the date of delivery of a Conversion Notice (the “Delivery Date”), Borrower shall, provided it is DWAC Eligible at such time, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender in the applicable Conversion Notice. If Borrower is not DWAC Eligible, it shall deliver to Lender or its broker (as designated in the Conversion Notice), via reputable overnight courier, a certificate representing the number of shares of Common Stock equal to the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its designee.

8. Ownership Limitation. Notwithstanding anything to the contrary contained in this Note, Borrower shall not effect any conversion of this Note to the extent that after giving effect to such conversion would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance). For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the Exchange Act.

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9. Governing Law; Venue. This Note shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and wholly performed in that jurisdiction. Each party hereto submits to the exclusive jurisdiction of any state or federal court sitting in San Diego County, California in any proceeding arising out of or relating to this Note and agrees that all claims in respect of the proceeding may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) days after such mailing. The parties expressly and irrevocably waive the right to a trial by jury in any and all actions or proceedings brought with respect to this Note and with respect to any claims arising out of or related to this Note.

10. Cancellation. After repayment or conversion of the entire outstanding balance, or the payment of the Special Default Payment, as the case may be, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

11. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

12. Assignments. Neither party may assign this Note without the consent of the other party.

13. Notices. Whenever notice is required to be given under this Note, such notice shall be given to such address as has been provided to the other party.

14. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

BORROWER:

HUMBL, Inc.

By:
Brian Foote, CEO

Address:

600 B. Street, Suite 300
San Diego, California 92101

ACKNOWLEDGED, ACCEPTED AND AGREED:
LENDER:

Kevin Childress

[Signature Page to Convertible Promissory Note]

ATTACHMENT 1

DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:

A1. “DTC” means the Depository Trust Company or any successor thereto.

A2. “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.

A3. “DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.

A4. “DWAC Eligible” means that (a) Borrower’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system; (b) Borrower has been approved (without revocation) by DTC’s underwriting department; (c) Borrower’s transfer agent is approved as an agent in the DTC/FAST Program; (d) the Conversion Shares are otherwise eligible for delivery via DWAC; and (e) Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

A5. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

A6. “SEC” means the Securities and Exchange Commission.

A7. “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

A8. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

A9. “Trading Day” means any day on which Borrower’s principal trading market is open for trading.

A10. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

A11. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is quoted on the OTCQB or OTCQX but is not listed on a Trading Market, the volume weighted average price of a share of Common Stock for such date (or the nearest preceding date) on the OTCQB or OTCQX as applicable, (c) if Common Stock is not then listed or quoted for trading on the OTCQB or OTCQX and if prices for Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of the Common Stock as determined by an independent appraiser selected in good faith by Lender and reasonably acceptable to Borrower, the fees and expenses of which shall be paid by Borrower.

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Attachment 1 to Convertible Promissory Note, Page 1

EXHIBIT A

Kevin Childress

HUMBL, Inc.	Date:
Attn: Brian Foote
600 B. Street, Suite 300
San Diego, California 92101

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to HUMBL, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on June __, 2021 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of Conversion:

B.	Conversion #:

C.	Conversion Amount:

D.	Conversion Price: __________

E.	Conversion Shares: _______________ (C divided by D)

F.	Remaining Outstanding Balance of Note: ____________

Please transfer the Conversion Shares electronically (via DWAC) to the following account:

Broker:	Address:
DTC#:
Account #:
Account Name:

To the extent the Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

Sincerely,

Lender:

Kevin Childress

Exhibit A to Convertible Promissory Note, Page 1